UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 6, 2005

CMGI, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-23262	04-2921333
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Winter Street

Waltham, Massachusetts 02451

(Address of Principal Executive Offices) (Zip Code)

(781) 663-5001

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On October 6, 2005, the Human Resources and Compensation Committee (the “Compensation Committee”) of the Board of Directors of CMGI, Inc. (“CMGI”) approved the FY 2006 Executive Management Incentive Plan for CMGI, Inc. (the “CMGI Bonus Plan”). The Compensation Committee also determined to recommend to the Board of Directors of ModusLink Corporation, a subsidiary of CMGI, and other subsidiaries of CMGI, that they adopt similar bonus plans. The CMGI Bonus Plan is designed to recognize and reward the achievement of financial, business and management goals that are essential to the success of CMGI and its subsidiaries. The CMGI Bonus Plan relates to CMGI’s fiscal year ending July 31, 2006. The CMGI Bonus Plan covers certain CMGI executive officers, as determined by the Compensation Committee, and is funded based on CMGI’s consolidated business performance, with minimum threshold levels established. Bonus payments under the Bonus Plan are expected to range, subject to the terms of the Bonus Plan, from 0-200% of an individual’s target bonus based on business and individual performance and the discretion of the Compensation Committee. Target bonuses under the Bonus Plan for participating executive officers are expected to be between $117,500 and $204,000, other than for Joseph C. Lawler, CMGI’s President and Chief Executive Officer, whose target bonus is $687,500 (as set forth in Mr. Lawler’s Employment Offer Letter dated August 23, 2004 (the “Employment Offer Letter”), which was previously disclosed by CMGI).

The Compensation Committee also established a plan for the issuance of restricted shares of CMGI common stock, ranging from 50,000 to 180,000 shares, to each of its executive officers (other than Mr. Lawler, who is not a participant in the restricted stock grant bonus plan). These grants of restricted shares of common stock are expected to be made, subject to certain business goals being achieved, on the third business day following the day CMGI publicly releases its financial results for the fiscal year ending July 31, 2006.

The foregoing descriptions are subject to, and qualified in their entirety by, the CMGI Bonus Plan and the Summary of CMGI 2006 Restricted Stock Grant Bonus Plan filed as exhibits hereto, which exhibits are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The exhibits listed in the Exhibit Index immediately preceding such exhibits are filed with this report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CMGI, Inc.

	By:	/s/ Thomas Oberdorf
Date: October 13, 2005		Thomas Oberdorf
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
99.1	CMGI FY 2006 Executive Management Incentive Plan

99.2	Summary of CMGI 2006 Restricted Stock Grant Bonus Plan